UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

Riverview Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40716	86-1972481
(State or other jurisdiction incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

510 South Mendenhall Road, Suite 200
Memphis, TN 38117
(Address of principal executive offices - zip code)

(901) 767-5576
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RVACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.001 per share	RVAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at a price of $11.50 per share	RVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☒	Emerging growth company.
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 9, 2022, Mr. R. Brad Martin informed the Board of Directors (the “Board”) of Riverview Acquisition Corp. (“Riverview”) of his resignation as a member of the Nominating and Corporate Governance Committee of the Board, effective immediately. Mr. Martin informed the Board that he is resigning so that such committee be composed entirely of independent directors, in accordance with NASDAQ listing standards.  Mr. Martin continues to serve as Chairman of the Board and Chief Executive Officer of Riverview.

Item 8.01	Other Events

Certain Merger-Related Litigation Matters

As previously announced, on April 4, 2022, Riverview Acquisition Corp. (“Riverview”), Westrock Coffee Holdings, LLC (“Westrock”), Origin Merger Sub I, Inc. (“Merger Sub I”), and Origin Merger Sub II, LLC (“Merger Sub II,” together with Merger Sub I, the “Merger Subs”), entered into a Transaction Agreement (the “Transaction Agreement”), pursuant to which Merger Sub I will merge with and into Riverview (the “SPAC Merger”), with Riverview surviving the SPAC Merger (the “SPAC Merger Surviving Company”) as a wholly owned subsidiary of Westrock, and following the SPAC Merger, the SPAC Merger Surviving Company will merge with and into Merger Sub II (the “LLC Merger,” and together with the SPAC Merger, the “Mergers”) with Merger Sub II surviving the LLC Merger as a wholly-owned subsidiary of Westrock. Riverview filed with the Securities and Exchange Commission (“SEC”) on August 5, 2022 its definitive proxy statement relating to the transactions contemplated by the Transaction Agreement (the “Proxy Statement”).

On May 9, 2022 and June 27, 2022, Riverview received two private demand letters from purported shareholders in connection with the proposed Mergers. The demand letters seek certain supplemental disclosures and threaten to assert claims under the federal securities laws against Riverview and Westrock, if the disclosures are not made.  In addition, on August 2, 2022, a purported stockholder of the Company filed a complaint in the Chancery Court of Shelby County, Tennessee, captioned Garfield v. R. Brad Martin, et. al., Case No. CH-22-1097, alleging claims that Riverview's public disclosures concerning the proposed Mergers omitted allegedly material information that the complaint asserts was required to be disclosed. The complaint names Riverview, each of its current directors, Messrs. R. Brad Martin, Charles Slatery, Leslie Starr Keating, Mark Edmunds, and Willie Gregory, and Westrock as defendants and alleges, among other things, claims for purported violations of the Tennessee Securities Act of 1980 and fraudulent and negligent misrepresentation and concealment under Tennessee law. The deadline for Riverview to respond to the complaint has not yet passed.  The Company believes that the allegations in the complaint and demand letters are without merit.

While Riverview believes that the disclosures in connection with the transactions contemplated by the Transaction Agreement, including those set forth in the Proxy Statement, comply fully with applicable law, Riverview has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Riverview specifically denies all allegations in the litigation that any additional disclosure was or is required.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

These disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement, unless otherwise defined below. All page references in the information below are to pages in the Proxy Statement.

The following supplemental disclosure amends and restates in its entirety the fourth and fifth full paragraph on page 137 of the definitive proxy statement concerning the Background of the Merger:

On April 27, 2021, Mr. Martin traveled to Little Rock, Arkansas to meet with representatives of Stephens, Inc. (“Stephens”), an investment bank, to discuss their participation in the underwriting group for the Riverview initial public offering. While Mr. Martin was in Little Rock, Mr. Ford met Mr. Martin for lunch after the meeting with Stephens, and shared elements of the history of Westrock, including its evolution from a mission trip to Rwanda. Mr. Ford said that Westrock planned to consider various capital-raising options to support its growth, including an initial public offering, a merger, a private equity investment or a business combination with a special purpose acquisition vehicle as a means of raising capital. Mr. Martin explained that Riverview was not in a position to participate in any capital-raising process at that time but offered to introduce Mr. Ford to a representative of a major global private equity fund (“Private Equity Fund A”), with which Mr. Martin is affiliated as a member of such fund’s board of advisors. Mr. Ford indicated that he might entertain such a conversation in the future, and Mr. Martin and Mr. Ford agreed to stay in touch. Prior to Riverview’s initial public offering, neither Riverview nor anyone on its behalf engaged in any substantive discussions with Westrock or any other party regarding an initial business combination with Riverview.

On June 19, 2021, Mr. Ford and Mr. Martin spoke, and Mr. Ford indicated that there were potential acquisition opportunities emerging in the market that Westrock might wish to consider and would be interested in talking with Private Equity Fund A. Mr. Martin provided an introduction to Private Equity Fund A, with which Mr. Martin is affiliated as a member of such fund’s board of advisors, and a confidentiality agreement between Private Equity Firm A and Westrock was executed on July 8, 2021, pursuant to which Westrock and Private Equity Firm A subsequently shared certain confidential information. In conjunction with Private Equity Fund A’s conversations with Westrock, two executives of Private Equity Fund A met on July 21, 2021 and July 22, 2021 with Mr. Ford and Mr. Martin and discussed the possibility of Private Equity Firm A investing in Westrock as either a bridge to an initial public offering, a preferred stock investment in Westrock as a private company, or a potential joint venture in an acquisition of another company.

The following supplemental disclosure amends and restates in its entirety the fourth, fifth and sixth full paragraph on page 138 of the definitive proxy statement concerning the Background of the Merger:

On August 9, 2021, Mr. Martin had a telephone conversation with Mr. Ford during which he apprised Mr. Ford of the consummation of the Riverview IPO and inquired if Westrock remained interested in considering a potential business combination with a special purpose acquisition vehicle as a means of raising capital, as Mr. Ford had previously indicated during their meeting on April 27, 2021. Following such telephone conversation, on August 10, 2021, Riverview and Westrock entered into a non-disclosure agreement, and on August 12, 2021, Westrock first provided representatives of Riverview with certain confidential information.

On August 19, 2021 and August 20, 2021, Mr. Martin met with the Westrock management team, including, Joe T. Ford, co-Founder and Chairman of Westrock, to discuss Westrock’s business, its plans for growth and the potential for a business combination involving Riverview and Westrock. It was during this time that Mr. Scott Ford and Mr. Martin first engaged in substantive discussions about a potential merger, including ranges of value and structures that would be necessary in order to effect a transaction that would be supported by Riverview and the common and preferred equityholders of Westrock, including BBH, who held a majority of the existing Westrock Preferred Units, whose consent was necessary to approve a business combination.

Following this meeting, Mr. Martin and Stephens held multiple discussions with the boards of Riverview and Westrock to discuss other potential opportunities and to discuss appropriate value and structure dynamics in a prospective business combination between Riverview and Westrock.

The following supplemental disclosure amends and restates in its entirety the fifth full paragraph on page 139 of the definitive proxy statement concerning the Background of the Merger:

On January 5, 2022, the Riverview management team and Riverview’s advisors traveled to Little Rock, Arkansas for management presentations and due diligence. At such meeting, the Riverview management team was joined by members of HF Capital, a potential PIPE investor with whom Mr. Martin has an existing relationship due in part to Mr. Martin’s service as a member of the board of managers of Pilot Travel Centers, LLC, in which HF Capital has a significant equity investment.

The following supplemental disclosure amends and restates in its entirety the third full paragraph on page 140 of the definitive proxy statement concerning the Background of the Merger:

On January 29, 2022, Mr. Martin met with representatives of BBH to share his interest regarding a potential transaction between Riverview and Westrock. At this meeting, Mr. Martin also suggested that in order to secure BBH’s support for a potential transaction, he would consider the potential for BBH to retain a preferred stock interest in the combined company, in conjunction with a substantial capital investment by Riverview and the PIPE Investors, subject to the approval of Westrock’s and Riverview’s board of directors, including as to the terms of such preferred stock.  Following the meeting, Mr. Martin and the BBH Investors agreed to discuss the conversion of the existing Westrock Preferred Units held by the BBH Investors for preferred shares of the company resulting from a business combination between Westrock and Riverview.

The following supplemental disclosure amends and restates in its entirety the tenth full paragraph on page 140 of the definitive proxy statement concerning the Background of the Merger:

On February 8, 2022, Mr. Scott Ford, Ms. Elizabeth McLaughlin, Mr. Will Ford and Mr. T. Christopher Pledger of Westrock and Mr. Martin traveled to Knoxville, Tennessee to meet with the staff and principals of HF Capital to present a discussion of Westrock’s history, mission, future financial outlook, benefits of a potential business combination and HF Capital’s participation in a potential PIPE. The same group met on February 9, 2022 in Memphis, Tennessee with representatives of Investment Management Firm A to present a similar discussion as the prior day.

The following supplemental disclosure amends and restates in its entirety the second full paragraph on page 141 of the definitive proxy statement concerning the Background of the Merger:

On February 11, 2022, the Riverview board of directors met to discuss year-end financials and discuss the Riverview’s business combination target search. At this meeting, Mr. Martin discussed the Westrock opportunity to the Riverview board of directors as well as his views on Westrock’s history, mission, operations, future financial outlook and benefits of a potential business combination and made plans for an onsite visit by members of the board of directors.

The following supplemental disclosure amends and restates in its entirety the sixth full paragraph on page 142 of the definitive proxy statement concerning the Background of the Merger:

On March 24, 2022, Riverview’s board of directors convened for its regularly scheduled quarterly meeting, during which time Mr. Martin provided an update on his discussions with Westrock, Riverview’s negotiation of the Transaction Agreement and other ancillary documents and the timeline of a possible transaction and representatives of King & Spalding briefed the directors on their fiduciary duties in connection with a prospective transaction with Westrock or any other target.

Also on March 24, 2022, representatives of Westrock presented Mr. Martin with an executive compensation study prepared by Westrock’s compensation consultant and the terms for the post-Business Combination compensation of each of Messrs. Scott T. Ford, T. Christopher Pledger and William A. Ford, as well as drafts of certain employment agreements to be entered into by such executives and Westrock prior to the Business Combination.  Mr. Martin and his advisors provided comments on such compensation arrangements and following negotiation found them to be acceptable and appropriate.

The following supplemental disclosure amends and restates in its entirety the tenth full paragraph on page 142 of the definitive proxy statement concerning the Background of the Merger:

On the evening of April 1, 2022, Riverview’s board of directors met via videoconference, at which all of the directors participated and were joined by members of the Riverview management team and representatives of Stephens and King & Spalding, to consider the terms of the proposed transaction. At this meeting, Stephens provided its analysis of the financial terms and impact of the proposed transaction (see the section titled “—Summary of Riverview Financial Analysis”) and King & Spalding provided a refresher on the fiduciary duties of the board of directors in connection with its consideration of a potential business combination and provided an overview of the Transaction Agreement and ancillary agreements, including a potential timeline from execution to closing. In light of ongoing negotiations, including of the terms of the preferred stock rollover, Riverview’s board of directors did not consider whether to approve the proposed Business Combination at this time.

Forward-Looking Statements:

This current report and the Proxy Supplement includes forward-looking statements as defined under U.S. federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and statements regarding, but not limited to, our expectations, hopes, beliefs, intention or strategies regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following:

•	the occurrence of any event, change or other circumstances that could result in the failure to consummate the business combination between Riverview and Westrock (the “Business Combination”);
•	the outcome of any legal proceedings that may be instituted against Riverview and Westrock regarding the Business Combination;
•
the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Riverview or to satisfy other conditions to closing in the definitive agreements with respect to the Business Combination;

•
changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination;

•	the ability to meet and maintain Nasdaq’s listing standards following the consummation of the Business Combination;
•	the risk that the Business Combination disrupts current plans and operations of Westrock as a result of the announcement and consummation of the Business Combination;
•	costs related to the Business Combination;
•
the projected financial information, anticipated growth rate, profitability and market opportunity of Westrock may not be an indication of the actual results of the Business Combination or Westrock’s future results;

•	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;
•	changes in applicable laws or regulations;
•	the risk that Westrock’s shares of common stock will be illiquid;
•
the ability of Riverview’s stockholders to exercise redemption rights with respect to shares of class A common stock, par value $0.001 per share, of Riverview which may prevent Riverview from completing the Business Combination;

•	the possibility that Westrock may be adversely affected by other economic, business, and/or competitive factors, including risks related to:

o	history of net losses;
o	volatility and increases in the cost of green coffee, tea and other ingredients and packaging, and Westrock’s inability to pass these costs on to customers;
o	Westrock’s inability to secure an adequate supply of key raw materials, including green coffee and tea, or disruption in Westrock’s supply chain;
o	deterioration in general macroeconomic conditions;
o	disruption in operations at any of Westrock’s production and distribution facilities;
o	climate change, which may increase commodity costs, damage Westrock’s facilities and disrupt Westrock’s production capabilities and supply chain;
o	failure to retain key personnel or recruit qualified personnel;
o	risks associated with operating a coffee trading business and a coffee-exporting business;
o	consolidation among Westrock’s distributors and customers or the loss of any key customer;
o	complex and evolving U.S. and international laws and regulations, and noncompliance subjecting Westrock to criminal or civil liability;
o	future acquisitions of businesses, which may divert Westrock’s management’s attention, prove difficult to effectively integrate and fail to achieve their projected benefits;
o	Westrock’s inability to effectively manage the growth and increased complexity of Westrock’s business;
o	Westrock’s inability to maintain or grow market share through continued differentiation of Westrock’s product and competitive pricing;
o	Westrock’s inability to secure the additional capital needed to operate and grow Westrock’s business;
o	future litigation or legal disputes, which could lead Westrock to incur significant liabilities and costs or harm Westrock’s reputation;
o	a material failure, inadequacy or interruption of Westrock’s information technology systems;
o	the unauthorized access, theft, use or destruction of personal, financial or other confidential information relating to Westrock’s customers, suppliers, employees or business;
o	Westrock’s future level of indebtedness, which may reduce funds available for other business purposes and reduce Westrock’s operational flexibility;
o
the credit agreement that Westrock will enter into in connection with the closing of the Business Combination will contain financial covenants that may restrict our ability to operate Westrock’s business;

o	Westrock’s inability to complete the construction of its new facility in Conway, Arkansas in time or incurring additional expenses in the process;
o	Westrock’s corporate structure and organization; and
o	Westrock’s being a public company;

•	the possible resurgence of COVID-19 and emergence of new variants of the virus on the foregoing, including Riverview’s and Westrock’s abilities to consummate the Business Combination; and
•	other risks, uncertainties and factors set forth in the Proxy Statement, including those set forth under “Risk Factors.”

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in the Proxy Statement and in Riverview’s registration statement on Form S-1 filed in connection with its initial public offering, Riverview’s Annual Report on Form 10-K for the year ended December 31, 2021 and Riverview’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the Business Combination or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Riverview. In connection with the proposed merger, Riverview has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Proxy Statement. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS OF RIVERVIEW ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed by Riverview with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Riverview with the SEC are available free of charge by contacting Riverview’s proxy solicitation agent at 888-596-1864 or Email: RVAC@allianceadvisors.com.

Riverview and its directors and certain of its executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Riverview is set forth in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March, 30, 2022 and other filings filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Proxy Statement, filed August 5, 2022, and other relevant materials filed with the SEC as they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW ACQUISITION CORP.

Date: August 15, 2022	By:	/s/ William V. Thompson III
	Name:	William V. Thompson III
	Title:	Chief Financial Officer